COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

11.COMMITMENTS AND CONTINGENCIES

We have certain other obligations for various contractual agreements to secure future rights to goods and services to be used in the normal course of our operations. These include purchase commitments for planned capital expenditures, agreements securing dedicated access and transport services, and service and support agreements.  Additionally, we have procured transport resale arrangements with several interexchange carriers for our long distance services.

As of December 31, 2014, future minimum contractual obligations, including capital and operating leases, and the estimated timing and effect the obligations will have on our liquidity and cash flows in future periods are as follows:

	Minimum Annual Contractual Obligations
(in thousands)	2015	2016	2017	2018	2019	Thereafter	Total
Operating lease agreements	$4,796	$3,019	$2,620	$1,855	$1,554	$5,068	$18,912
Capital lease agreements	1,302	1,077	971	961	984	1,378	6,673
Capital expenditures (1)	3,023	—	—	—	—	—	3,023
Service and support agreements (2)	8,526	7,403	2,428	1,586	1,334	858	22,135
Transport and data connectivity	9,040	9,000	9,000	—	—	—	27,040

Total	$26,687	$20,499	$15,019	$4,402	$3,872	$7,304	$77,783

(1)	We have binding commitments with numerous suppliers for future capital expenditures.
(2)

We have entered into service and maintenance agreements to support various computer hardware and software applications and certain equipment.  If we terminate any of the contracts prior to their expiration date, we would be liable for minimum commitment payments as defined in by the contractual terms of the contracts.

Leases

Operating

We have entered into various non-cancelable operating leases with terms greater than one year for certain facilities and equipment used in our operations. The facility leases generally require us to pay operating costs: including property taxes, insurance and maintenance, and certain of them contain scheduled rent increases and renewal options. Leasehold improvements are amortized over their estimated useful lives or lease period, whichever is shorter. We recognize rent expense on a straight-line basis over the term of each lease.

We incurred rent expense of $2.6 million, $2.3 million and $2.9 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Capital Leases

We lease certain facilities and equipment under various capital lease arrangements, all of which expire between 2015 and 2021.  As of December 31, 2014, the present value of the minimum remaining lease commitments was approximately $4.5 million, of which $0.7 million was due and payable within the next twelve months.  The carrying amount of our capital lease obligations, net of imputed interest of $2.1 million, was $4.5 million as of December 31, 2014.  See Note 12 for information regarding the capital leases we have entered into with related parties.

Litigation, Regulatory Proceedings and Other Contingencies

Five putative class action lawsuits have been filed by alleged Enventis shareholders challenging the Company’s proposed merger with Enventis in which the Company, Sky Merger Sub Inc., Enventis and members of the Enventis board of directors have been named as defendants.  The shareholder actions were filed in the Fifth Judicial District, Blue Earth County, Minnesota.  The actions are called: Hoepner v. Enventis Corp. et al, filed July 15, 2014, Case No. 07-CV-14-2489, Bockley v. Finke et al, filed July 18, 2014, Case No. 07-CV-14-2551, Kaplan et al v. Enventis Corp. et al, filed July 21, 2014, Case No. 07-CV-14-2575, Marcial v. Enventis Corp. et al., filed July 25, 2014, Case No. 07-CV-14-2628, and Barta v. Finke et al, filed August 14, 2014, Case No. 07-CV-14-2854.  The actions generally allege, among other things, that each member of the Enventis board of directors breached fiduciary duties to Enventis and its shareholders by authorizing the sale of Enventis to the Company for consideration that allegedly is unfair to the Enventis shareholders, agreeing to terms that allegedly unduly restrict other bidders from making a competing offer, as well as allegations regarding disclosure deficiencies in the joint proxy statement/prospectus.  The complaints also allege that the Company and Sky Merger Sub Inc. aided and abetted the breaches of fiduciary duties allegedly committed by the members of the Enventis board of directors.  The lawsuits seek, amongst other things, equitable relief, including an order to prevent the defendants from consummating the merger on the agreed-upon terms.  The Enventis board of directors appointed a Special Litigation Committee to address the claims.  We believe that these claims are without merit.  On September 19, 2014, the District Court entered an order consolidating the five lawsuits as In Re: Enventis Corporation Shareholder Litigation, Case No. 07-CV-14-2489.  On September 23, 2014, the District Court entered an order that denied the plaintiffs’ request for expedited proceedings and stayed all proceedings “pending the completion of the Special Litigation Committee and the issuance of its decision.” On February 2, 2015, the Special Litigation Committee issued a report stating that the claims lack merit and should not proceed.

In 2014, Sprint Corporation, Level 3 Communications, Inc., and Verizon Communications Inc. filed lawsuits against us and many others in the industry regarding the proper charges to be applied between interexchange and local exchange carriers for certain calls between mobile and wireline devices that are routed through an interexchange carrier. The plaintiffs are refusing to pay these access charges in all states and are seeking refunds of past charges paid.  The disputed amounts total $1.2 million, and cover the periods extending from 2006. CenturyLink, Inc. has filed to bring all related suits to the U.S. District Court’s Judicial Panel on multi district litigation.  This panel is granted authority to transfer to a single court the pretrial proceedings for civil cases involving common questions of fact. The U.S. District Court in Dallas, TX is expected to hear the case no later than September 2015. We have interconnection agreements in place with all wireless carriers and the applicable traffic is being billed at current access rates, therefore we do not expect any potential settlement to have an adverse material impact on our financial results or cash flows.

On April 15, 2008, Salsgiver Inc., a Pennsylvania-based telecommunications company, and certain of its affiliates (“Salsgiver”) filed a lawsuit against us and our subsidiaries North Pittsburgh Telephone Company and North Pittsburgh Systems Inc. in the Court of Common Pleas of Allegheny County, Pennsylvania alleging that we have prevented Salsgiver from connecting their fiber optic cables to our utility poles.  Salsgiver seeks compensatory and punitive damages as the result of alleged lost projected profits, damage to its business reputation, and other costs.  Salsgiver originally claimed to have sustained losses of approximately $125 million.  We believe that these claims are without merit and that the alleged damages are completely unfounded.  Discovery concluded and Consolidated filed a motion for summary judgment on June 18, 2012 and the court heard oral arguments on August 30, 2012.  On February 12, 2013, the court, in part, granted our motion.  The court ruled that Salsgiver could not recover prejudgment interest and could not use as a basis of liability any actions prior to April 14, 2006. In September 2013, in order to avoid the distraction and uncertainty of further litigation, we reached an agreement in principle (the “Agreement”) with Salsgiver, Inc.  In accordance with the terms of the Agreement, we would pay Salsgiver approximately $0.9 million in cash and grant approximately $0.3 million in credits that may be used for make-ready charges (the “Credits”).  The Credits would be available for services performed in connection with the pole attachment applications within five years of the execution of the Agreement. We had previously recorded approximately $0.4 million in 2011 in anticipation of the settlement of this case.  During the quarter ended September 30, 2013, per the terms of the Agreement we recorded an additional $0.9 million, which included estimated legal fees.  In October 2014, Salsgiver rejected the Agreement, remanding the case back to the court.  A trial is anticipated to occur in the third quarter of 2015; however, we believe that despite the rejection, the $1.3 million currently accrued represents management’s best estimate of the probable payment.

Two of our subsidiaries, Consolidated Communications of Pennsylvania Company LLC (“CCPA”) and Consolidated Communications Enterprise Services Inc. (“CCES”), have, at various times, received assessment notices from the Commonwealth of Pennsylvania Department of Revenue (“DOR”) increasing the amounts owed for Pennsylvania Gross Receipt Taxes, and/or have had audits performed for the tax years of 2008 through 2013.  In addition, a re-audit was performed on CCPA for the 2010 calendar year.  For the calendar years for which we received both additional assessment notices and audit actions, those issues have been combined by the DOR into a single Docket for each year.

For the CCES subsidiary, the total additional tax liability calculated by the auditors for the tax years 2008-2013 is approximately $4.6 million.  Audits for calendar years 2008-2010 have been filed for appeal and have received continuance pending the outcome of present litigation in the Commonwealth of Pennsylvania (Verizon Pennsylvania, Inc. v. Commonwealth, Docket No. 266 F.R. 2008).  The preliminary audit findings for the calendar years 2011-2013 were received on September 16, 2014.  We are waiting invoicing for each of these years, at which time we will prepare to file an appeal with the DOR.

For the CCPA subsidiary, the total additional tax liability calculated by the auditors for calendar years 2008-2013 (using the re-audited 2010 number) is approximately $6.7 million.  Appeals of cases for calendar years 2008, 2009, and the original 2010 audit have been filed and have received continuance pending the outcome of present litigation in the Commonwealth of Pennsylvania (Verizon Pennsylvania, Inc. v. Commonwealth, Docket No. 266 F.R. 2008).  The preliminary audit findings for the calendar years 2011-2013, as well as the re-audit of 2010 were received on September 16, 2014.  We are awaiting invoicing for each of these years, at which time we will prepare to file an appeal with the DOR.

We anticipate that the outstanding audits and subsequent appeals will be continued pending the outcome of the Verizon litigation as well. The Gross Receipts Tax issues in the Verizon Pennsylvania case are substantially the same as those presently facing CCPA and CCES.  In addition, there are numerous telecommunications carriers with Gross Receipts Tax matters dealing with the same issues that are in various stages of appeal before the Board of Finance and Revenue and the Commonwealth Court.  Those appeals by other similarly situated telecommunications carriers have been continued until resolution of the Verizon Pennsylvania case.  We believe that these assessments and the positions taken by the Commonwealth of Pennsylvania are without substantial merit.  We do not believe that the outcome of these claims will have a material adverse impact on our financial results or cash flows.

We are from time to time involved in various other legal proceedings and regulatory actions arising out of our operations.  We do not believe that any of these, individually or in the aggregate, will have a material adverse effect upon our business, operating results or financial condition.